UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Fuse Medical, Inc.

(Name of Registrant as Specified in its Charter)

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NOTICE REGARDING THE INTERNET AVAILABILITY

OF INFORMATION STATEMENT MATERIALS

FUSE MEDICAL, INC.

1565 North Central Expressway, Suite 220

Richardson, TX 75080

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING

WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Dear Stockholders:

Fuse Medical, Inc., a Delaware corporation (the “Company”, “Fuse”, “we”, “us”, or “our”), is furnishing this notice (this “Notice”) to the stockholders of record of shares of common stock of the Company, par value $0.01 (the “Common Stock”), as of close of business on December 21, 2018 (the “Record Date”), pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, and the rules promulgated thereunder.

This Notice is intended to inform you of the online availability of an information statement (the “Information Statement”) of the Company that provides information regarding the approval of certain actions (each, a “Company Action” or the “Company Actions”) approved by at least a majority of our voting power by written consent in lieu of an annual meeting.

On December 13, 2018, the board of directors of the Company (the “Board”) approved of sending the Company Actions to the stockholders for approval. On December 21, 2018, the stockholders holding at least a majority of shares of our Common Stock (the “Majority Stockholders”) voted to approve the following Company Actions by written consent in lieu of an annual meeting:

1.	The reelection of five (5) members to the Board to serve until the next annual meeting or until each of their respective successors are elected and qualified;

2.	The ratification of the appointment of Montgomery Coscia Greilich, LLP as the Company’s independent certified accountants for the year ending December 31, 2017; and

3.	The approval and ratification of the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc., in the form attached hereto as Appendix A.

The Company Actions will be effective no earlier than forty (40) calendar days after the date of this Notice is first filed with the Securities and Exchange Commission (the “SEC”) and sent to stockholders, which we expect to be December 31, 2018.

This communication is not a form for voting and presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement. The Company is making the Information Statement available through the internet rather than utilizing the full set deliver option in an attempt to save additional expenses associated with the printing and mailing of the Information Statement.

Follow the instructions below to view the materials or request printed or e-mailed copies.

This Notice of Internet Availability of Information Statement Materials, the Information Statement, and a copy of the Company’s Annual Report on Form 10-K filed with the SEC on April 6, 2018, amended by Amendment No. 1 to our Annual Report on Form 10-K/A filed with the SEC on September 21, 2018 (the “2017 Annual Report”), are available at www.proxydocs.com/fzmd.

Any stockholder who wishes to receive a copy of this Information Statement and the Company’s 2017 Annual Report, without charge, may contact us by any of the following means+:

Internet: www.investorelections.com/fzmd

Telephone: (866) 648-8133

*E-mail: paper@investorelections.com

*If requesting materials by email, please send a blank e-mail with the 12-digit control number, which is located on the Notice you received, in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting the materials.

+December 31, 2019, is the last day we will accept requests for copies of this Information Statement and the Company’s 2017 Annual Report through the methods listed above. However, we will continue to provide copies of such information, without charge to anyone who sends us a written request via mail at the 1565 North Central Expressway, Suite 220 Richardson, TX 75080, Attn: Investor Relations, or via email at IR@fusemedical.com.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors of Fuse Medical, Inc.,

/s/ Christopher C. Reeg
Christopher C. Reeg Chief Executive Officer and Director (Principal Executive Officer)

Richardson, TX

December 31, 2018

INFORMATION STATEMENT

December 31, 2018

Fuse Medical, Inc.

1565 North Central Expressway, Suite 220

Richardson, TX 75080

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY ABOUT THIS INFORMATION STATEMENT

A.     GENERAL INFORMATION

On December 31, 2018, Fuse Medical, Inc., a Delaware corporation, (the “Company”, “Fuse”, “we”, “us”, or “our”) filed this information statement (this “Information Statement”) with the United States Securities and Exchange Commission (the “SEC”) and mailed or otherwise furnished this Information Statement to the Company’s stockholders (the “Stockholders”) holding shares of the Company’s common stock, par value $0.01 (the “Common Stock”), as of the close of business on December 21, 2018 (the “Record Date”). The Common Stock represents the only voting securities of the Company.

The Company has provided this Information Statement to you, as one of our Stockholders, solely for the purpose of informing you of action taken by the holders of a majority of our Common Stock (the “Majority Stockholders”), as required under Regulation 14(c) (“Regulation 14(c)”) promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The date for determining the Stockholders entitled to receive this Information Statement was the Record Date, at which time the Company had 74,600,181 shares of Common Stock issued and outstanding.

On December 13, 2018, the Company’s board of directors (the “Board”) approved and submitted for the approval of the Stockholders the (i) election of directors (each, a “Director”, and collectively, the “Directors”) to the Board of the Company, (ii) ratification of the appointment of Montgomery Coscia Greilich, LLP as the independent certified accountants for the year ending December 31, 2018; and (iii) approval and ratification of the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc. (collectively, the “Company Actions”). On December 21, 2018, the Majority Stockholders approved the Company Actions by written consent (the “Written Consent”) in lieu of an annual meeting, in accordance with Section 228 of the Delaware General Corporation Law (the “DGCL”). Accordingly, neither your vote nor your consent is required, and neither is being solicited in connection with the approval of the Company Actions.

The Majority Stockholders are comprised of two (2) Stockholders who own an aggregate of 62,563,059 shares of Common Stock. The Board does not intend to solicit any proxies or consents from any other Stockholders in connection with the Company Actions. Dissenting Stockholders of the Company do not have any statutory appraisal rights under the DGCL due to the actions taken by the Written Consent in lieu of an annual meeting. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely to advise the Stockholders of the action taken by the Written Consent in lieu of an annual meeting.

Pursuant to Regulation 14(c), the Company Actions approved by the Written Consent in lieu of an annual meeting will not be effective until at least forty (40) calendar days after the date on which this Information Statement has been made available to the Stockholders. This Information Statement will serve as written notice to our Stockholders pursuant to the DGCL.

1.     ABOUT THIS INFORMATION STATEMENT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, was filed with the SEC on April 6, 2018, and amended by Amendment No. 1 on Form 10-K/A on September 21, 2018 (the “2017 Annual Report”) and is available on the Company’s website (www.fusemedical.com/investors) or upon request by contacting us at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attn: Investor Relations, and such 2017 Annual Report is herein incorporated by reference. The following questions provide information about this Information Statement.

Why have I received these materials?

Pursuant to Section 14(c) of the Exchange Act, we are required to provide this Information Statement to all Stockholders, as of the close of business on the Record Date, to notify them that on December 21, 2018, the Majority Stockholders took certain action that would normally require a meeting of the Stockholders, by Written Consent in lieu of an annual meeting, as permitted under the bylaws of the Company (the “Bylaws”) and the DGCL. The Majority Stockholders voted in favor of the Company Actions as outlined in this Information Statement, which action will be effective at least forty (40) calendar days after the distribution of this Information Statement to the Stockholders.

What actions did the Majority Stockholders vote for?

The Majority Stockholders, acting by the Written Consent in lieu of an annual meeting, voted in favor of the (i) reelection of Directors of the Company; (ii) ratification of the appointment of auditors; and (iii) approval and ratification of the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc.

How many votes were needed for the approval or authorization of the Company Actions?

Under Section 228 of the DGCL, action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting upon the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Further, pursuant to the DGCL, a majority in interest of our capital stock entitled to vote thereon is required to approve the Company Actions.

Our Common Stock represents the only voting capital stock of the Company, and each share of Common Stock is entitled to cast one (1) vote. As of the Record Date, 74,600,181 shares of Common Stock were issued and outstanding, and no shares of preferred stock were issued or outstanding. Accordingly, for the approval of the Company Actions, the affirmative vote of a majority of voting shares outstanding and entitled to vote on the Record Date, or 37,300,092 votes, was required for approval. As of the Record Date, the number of shares that the Majority Stockholders held was 62,563,059, thus, the Majority Stockholders’ vote of their aggregate shares of Common Stock in favor of the Company Actions exceeds the number of votes required to approve of the Company Actions.

Who voted?

On December 13, 2018, the Board unanimously adopted resolutions declaring the advisability of and recommending that Stockholders approve the Company Actions. To eliminate the costs and management time involved in holding a meeting of the Stockholders, the Board determined that it was in the best interests of all the Stockholders that the Company Actions be adopted by the Written Consent in lieu of an annual meeting and this Information Statement be delivered to all Stockholders as of the Record Date as notice thereof.

The following Stockholders are the Majority Stockholders who, acting by the Written Consent in lieu of an annual meeting, unanimously approved the Company Actions. The Majority Stockholders hold an aggregate 62,563,059 shares of Common Stock, comprising a total of 83.86% of the total outstanding voting power of the Company as of the Record Date:

Stockholder Name	Class of Shares Held	No. of Shares	No. of Votes	% of Outstanding Votes
Brooks, Mark W. (1)	Common Stock	55,475,723	55,475,723	74.36%
Reeg, Christopher C. (2)	Common Stock	7,087,336	7,087,336	9.50%

	Totals:	62,563,059	62,563,059	83.86%

(1)

The aggregate number of shares of Common Stock controlled by Mark Brooks (“Mr. Brooks”) includes 55,000,000 shares of Common Stock held by NC 143 Family Holdings, LP, a Texas limited partnership (“NC 143”). Mr. Brooks controls NC 143 and is also the President and Chairman of the Board of the Company.

(2)

The aggregate number of shares of Common Stock controlled by Christopher C. Reeg (“Mr. Reeg”) includes 6,611,613 shares of Common Stock held by Reeg Medical Industries, Inc., a Texas corporation (“RMI”). Mr. Reeg is the sole director, sole officer, and sole stockholder of RMI and also serves as the Chief Executive Officer and a member of the Board of the Company.

Is it necessary for me to do anything?

No. No other votes or written consents are necessary or required to approve the Company Actions. We are not soliciting any votes in connection with the Company Actions. The Majority Stockholders that approved of the Company Actions hold a majority of the Company’s outstanding Common Stock, and accordingly, have sufficient voting rights to approve the Company Actions.

Under Regulation 14(c), these Company Actions cannot become effective until at least forty (40) calendar days after a definitive Information Statement has been made available to all the Stockholders of the Company.

Do I have a dissenter’s right of appraisal associated with these Company Actions?

No. Under the DGCL, Stockholders are not entitled to dissenters’ rights of appraisal with respect to the Company Actions approved by the Majority Stockholders in the Written Consent in lieu of an annual meeting.

Who is paying the cost of this Information Statement?

The Company will pay for preparing and distributing this Information Statement to Stockholders.

2.     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information, as of the date of this Information Statement, concerning beneficial ownership of our capital stock held by: (a) each person or entity known by us to beneficially own more than 5% of any class of our voting securities based on our review of any statements filed with the SEC under Section 13(d) or 13(g), (b) each Director, (c) each of our Chief Executive Officer and the other most highly compensated executive officers whose compensation exceeded $100,000 (the “Named Executive Officers”), and (d) all of our current Directors and executive officers as a group.

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Percent of
Title of Class		Ownership (1)	Class (1)
5% Stockholders:
Common Stock	Mark W. Brooks (2)	57,210,381	76.69%
Common Stock	Christopher C. Reeg (3)	7,956,206	10.67%
Directors and Named Executive Officers:
Common Stock	Mark W. Brooks (2)	57,210,381	76.69%
Common Stock	Christopher C. Reeg (3)	7,956,206	10.76%
Common Stock	William E. McLaughlin III (4)	475,723	0.64%
Common Stock	Ricky Raj S. Kalra (5)	1,475,723	1.98%
Common Stock	Renato V. Bosita Jr. (6)	1,475,723	1.98%
Common Stock	All Directors and executive officers as a group (5 persons) (7)	68,593,756	91.95%

(1)

Applicable percentages are based on 74,600,181 shares of Common Stock outstanding as of the date of this Information Statement. Beneficial ownership is determined by SEC rules and generally includes voting or investment power with respect to securities. Shares of Common Stock underlying options and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days (of the filing date) are deemed outstanding for computing the percentage of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, we believe that each of the Stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. The table includes shares of Common Stock, options and warrants and convertible notes exercisable or convertible into Common Stock and vested or vesting within 60 days (of the date of this Information Statement).

(2)

Mark W. Brooks. Mr. Brooks is an executive officer and a Director. Includes 55,000,000 shares of Common Stock owned by NC 143, 1,734,658 shares issuable upon the conversion of convertible promissory notes held by NC 143, and 475,723 shares issued to Mr. Brooks for his services to the Board. Mr. Brooks has no dispositive investment power over 222,223 shares awarded pursuant to a restricted stock award because it is prohibited until the shares have vested.

(3)

Christopher C. Reeg. Mr. Reeg is an executive officer and a Director. Includes 6,611,613 shares of Common Stock owned by RMI, 868,870 shares issuable upon the conversion of convertible promissory notes held by RMI, and 475,723 shares issued to Mr. Reeg for his services to the Board. Mr. Reeg has no dispositive investment power over 222,223 shares awarded pursuant to a restricted stock award because it is prohibited until the shares have vested.

(4)

William E. McLaughlin, III. Mr. McLaughlin is an executive officer and a Director. Includes 475,723 shares of Common Stock issued to Mr. McLaughlin for his services to the Board. Mr. McLaughlin has no dispositive investment power over 222,223 shares awarded pursuant to a restricted stock award because it is prohibited until the shares have vested.

(5)

Ricky Raj S. Kalra. Dr. Kalra is a Director. Includes 475,723 shares of Common Stock issued to Dr. Kalra for his services to the Board and 1,000,000 shares of Common Stock for providing special services. Dr. Kalra has no dispositive investment power over the 1,222,223 shares awarded pursuant to restricted stock awards because it is prohibited until the shares have vested.

(6)

Renato V. Bosita, Jr. Dr. Bosita is a Director. Includes 475,723 shares of Common Stock issued to Dr. Bosita for his services to the Board and 1,000,000 shares of Common Stock for providing special services. Dr. Bosita has no dispositive investment power over the 1,222,223 shares awarded pursuant to restricted stock awards because it is prohibited until the shares have vested.

(7)	All Directors and officers as a group. This ownership disclosure includes only the ownership of current executive officers and Directors.

3.     INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, Director, or any “associate” (as defined under Regulation 14(c)) of such person has any substantial interest in the matters acted upon by our Board and Stockholders, other than in such person’s role as an officer, Director, or Stockholder.

B.     ACTIONS APPROVED BY THE MAJORITY STOCKHOLDERS

BY WRITTEN CONSENT IN LIEU OF AN ANNUAL MEETING

1.     ACTION NO. 1: ELECTION OF DIRECTORS

General

The Board oversees the management of the Company on your behalf, reviews our long-term strategic plans, and exercises direct decision-making authority on key issues, such as the terms of material agreements. Our Board also appoints officers, sets the scope of the officers’ authority to manage the Company’s daily operations, and evaluates the officers’ performance. The Directors serve on the Board until their successors are appointed and qualified.

Please see “Directors, Executive Officers, and Corporate Governance” on page 13 of this Information Statement for more information.

Action

On December 21, 2018, the Majority Stockholders approved the reelection of the following individuals as the Directors by the Written Consent in lieu of an annual meeting, to serve on the Board until their successors are appointed and qualified:

Name	Age	Position
Renato V. Bosita, Jr. MD	47	Independent Director
Mark W. Brooks	53	Chairman of the Board, President and Director
Ricky Raj S. Kalra MD	37	Independent Director
William E. McLaughlin III	55	Chief Financial Officer, Treasurer and Director
Christopher C. Reeg	55	Chief Executive Officer, Secretary and Director

Renato V. Bosita Jr. MD has served as an independent member of our Board since his appointment on August 1, 2017. Dr. Bosita is a spine fellowship-trained orthopedic surgeon based in Plano, Texas. He attended Stanford University where he received a degree in biological sciences in 1992. He then attended the University of Chicago Pritzker School of Medicine and completed his residency in orthopedic surgery at Loyola University Medical Center. While a resident at Loyola University Medical Center in 2001, Dr. Bosita earned a Master of Business Administration degree from the Northwestern University J. L. Kellogg Graduate School of Management. Dr. Bosita completed his spine fellowship at University Hospitals of Cleveland in 2002. Dr. Bosita currently practices as a spine surgeon at Texas Back Institute, headquartered in Plano, Texas. Additionally, Dr. Bosita is the Chairman of the Board of Managers for Texas Health Presbyterian Hospital of Rockwall and he is also member of its finance committee. Dr. Bosita was appointed to the Board for his experience in the healthcare industry and business acumen.

Mark W. Brooks has served as our Director and Chairman of the Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Brooks to the additional role as President. Prior to the acquisition by our Company of all of the outstanding membership interest of CPM Medical Consultants, LLC, a Texas limited liability company (“CPM”), Mr. Brooks served as the Chief Executive Officer of CPM, a privately-owned national distributor of medical devices and regenerative tissue. Prior to forming CPM in 2002, Mr. Brooks partnered with Mr. Reeg during the formation and growth of Home Health Equipment, Inc. (“Home Health”), a durable medical equipment provider contracting with acute home health agencies and hospitals in several states. In 1996, Messrs. Brooks and Reeg sold Home Health to predecessor companies of Tenet Healthcare Corporation. Having successfully served as Chief Executive Officer of a national distributor of medical devices, Mr. Brooks brings considerable expertise in the strategic management and growth of medical device distribution to our Board.

Ricky Raj S. Kalra MD has served as an independent member of our Board since his appointment on July 13, 2017. Dr. Kalra is a spine fellowship-trained neurosurgeon based in Dallas, Texas. He attended Rice University where he received a degree in economics. He also attended London School of Economics as a Hansard Scholar. Dr. Kalra worked at Merrill Lynch in its investment banking group as an Energy and Power analyst after his undergraduate education. He then attended Washington University School of Medicine in Saint Louis finishing in 2009 and completed his neurosurgery residency at the University of Utah in 2016. As part of his spine fellowship in 2015, Dr. Kalra trained in Germany under Dr. Rudolf Beisse. Dr. Kalra has published more than twenty (20) scientific articles and book chapters and has received the Preuss award by the Congress of Neurological Surgeons for his research in brain tumors. Dr. Kalra was appointed to the Board for his financial acumen as well as experience in healthcare.

William E. McLaughlin III has served as a member of our Board since December 19, 2016, as Interim Chief Financial Officer from March 31, 2017, until January 18, 2018, when our Board appointed Mr. McLaughlin, to his current position of Chief Financial Officer and Treasurer. Mr. McLaughlin, 55, was elected as a member of our Board on December 19, 2016. Mr. McLaughlin is a Certified Public Accountant licensed in the State of Texas and has over 26 years of experience in accounting and financial reporting for private and large public companies traded on the New York Stock Exchange and NASDAQ Stock Market (“NASDAQ”) in addition to his work for “big-four” public accounting firms. Mr. McLaughlin has also served as Chief Financial Officer of CPM since 2014 and Palm Springs Partners, LLC d/b/a Maxim Surgical, a Texas limited liability company (“Maxim”), a manufacturer and distributor of spinal and orthopedic implants, since 2018. Mr. McLaughlin joined CPM as Vice President Finance, Controller in 2013. From 2006 until he joined CPM, Mr. McLaughlin served as Vice President Finance, Controller for Caris Life Sciences, Inc., a $180 million international, anatomic pathology, and molecular biotechnology laboratories and multi-state physician practices enterprise. Having over 26 years of experience in accounting and financial reporting for private and public companies, Mr. McLaughlin brings considerable financial expertise to our Board.

Christopher C. Reeg has served as our Chief Executive Officer and a member of our Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Reeg to the additional role as Secretary. Mr. Reeg has also served as the Chief Executive Officer of CPM since 2017 and Maxim since 2018. Mr. Reeg founded Maxim in 2011 and served as its President until we acquired Maxim in August 2018. Mr. Reeg led the design, development, and successful commercialization of a spinal implant that received the approval of the U.S. Food and Drug Administration (“FDA”) in 2013 and is currently manufactured and distributed by Fuse. Prior to forming Maxim, Mr. Reeg founded LMI Ortho, a distributor of spine and orthopedic implants purchased from domestic and international manufacturers and suppliers. While at LMI Ortho, Mr. Reeg acquired importation rights for a total joint orthopedic portfolio. Working with surgeons in the United States, Mr. Reeg expanded implant product lines and developed effective growth strategies based on design and market intelligence. Before entering the orthopedic industry with LMI Ortho in 1996, Mr. Reeg formed Spectramed, Inc., a multi-state home respiratory company where he served as its President until the sale of Spectramed, Inc., to a national healthcare company in 2001. Having founded two (2) medical implant manufacturing and distributing companies and served as an executive officer in those companies, Mr. Reeg brings significant experience and knowledge regarding how to successfully navigate the medical device industry.

Effective Date

The individuals named above will be reelected to our Board effective forty (40) days after the date this Information Statement is made available to Stockholders.

Vote Required; Manner of Approval

Voting for the election of the Directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the Directors. Each share of Common Stock is entitled to one (1) vote and therefore, has a number of votes equal to the number of authorized Directors. If Directors are elected by written consent as permitted by Section 228 of the DGCL and the Company’s Bylaws, the Company must receive written consents from Stockholders holding at least a majority of the Common Stock, because that is the amount that would be required to take such action at a meeting of the Stockholders at which all shares entitled to vote thereon were present and voted. Section 228 of the DGCL and Article I, Section 10 of the Bylaws permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting, provided that written consents are received from Stockholders holding at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Accordingly, the election of the Directors may be effected by a written consent executed by Stockholders representing at least a majority of our outstanding Common Stock. Since holders of 83.86% of our Common Stock on the Record Date delivered a Written Consent in lieu of an annual meeting on December 21, 2018, electing the Directors named above, no further vote, approval, or consent of Stockholders is required to approve or authorize this Action No. 1.

2.     ACTION NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

General

For the fiscal year ended December 31, 2016, the Company engaged Weinberg and Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm (the “Independent Accountants”). On November 16, 2017, the Board dismissed Weinberg as the Company’s Independent Accountants, and appointed LaPorte CPAs and Business Advisors (“LaPorte”, together with Weinberg, the “Previous Auditors”) as the Company’s Independent Accountants for the fiscal year ended December 31, 2017, as reported in the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2017 (the “November 2017 Form 8-K”). However, on January 5, 2018, the Board accepted the resignation of LaPorte as the Company’s Independent Accountants, as reported in the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2018 (the “January 2018 Form 8-K”).

After soliciting and considering proposals from several firms, on January 8, 2018, the Board approved the selection of Montgomery Coscia Greilich, LLP (“MCG”) to serve as the Company’s Independent Accountants for the fiscal year ending December 31, 2017 (the “Auditor Appointment”), as reported in January 2018 Form 8-K.

While Stockholder ratification is not required for the selection of MCG as our independent registered public accounting firm, the Board solicited the ratification of the Auditor Appointment as a matter of good corporate practice. Even upon the effectiveness of the ratification, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our Stockholders.

During the Company’s fiscal years ended December 31, 2016, and 2017, and the subsequent interim period through January 8, 2018, prior to the appointment of MCG, the Company had not consulted with MCG with respect to (a) the application of accounting principles to a specified transaction, either completed of proposed, or (b) the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and MCG did not provide any written report or oral advice that MCG concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditor, or financial reporting issue; or (c) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) and the related instructions to or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2016, and the subsequent interim period through January 8, 2018, prior to the appointment of MCG, there were: (1) no disagreements as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, between the Company and the Previous Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Previous Auditors would have caused it to make reference thereto in its reports on the Company’s financial statements for such years; and (2) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of the Previous Auditors on the Company’s consolidated financial statements for the fiscal year ended December 31, 2016, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

With respect to the dismissal of Weinberg, the Company provided copies of its disclosures when it first reported its change in Independent Accountants on its November 2017 Form 8-K and requested that Weinberg furnish a letter to the SEC stating whether or not it agreed with the Company’s statements and if not, stating the respects in which it did not agree. A copy of the letter from Weinberg dated November 21, 2017, is filed as Exhibit 16.1 to the Company’s November 2017 Form 8-K.

With respect to the resignation of LaPorte, the Company provided copies of its disclosures when it first reported its change in Independent Accountants on its January 2018 Form 8-K and requested that LaPorte furnish a letter to the SEC stating whether or not it agreed with the Company’s statements and if not, stating the respects in which it did not agree. A copy of the letter from LaPorte dated January 11, 2018, is filed as Exhibit 16.1 to the Company’s January 2018 Form 8-K.

For more information on the fees we paid our Independent Accountants for the fiscal years ended December 31, 2016 and December 31, 2017, please see “Principal Accountants Services and Fees” on page 23 of this Information Statement.

Action

On December 21, 2018, the Majority Stockholders ratified the Auditor Appointment by the Written Consent in lieu of an annual meeting.

Effective Date

The ratification of the Auditor Appointment will be effective forty (40) calendar days after the date this Information Statement is made available to Stockholders.

Vote Required; Manner of Approval

The ratification of the appointment of MCG, as our independent registered public accounting firm, where required or permitted, requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of Stockholders. Section 228 of the DGCL and Article I, Section 10 of the Bylaws permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting, provided that written consents are received from Stockholders holding at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Accordingly, the ratification of the appointment of MCG, as our independent registered public accounting firm may be effected by a written consent executed by shareholders representing at least a majority of our outstanding stock entitled to vote. Since holders of 83.86% of our Common Stock on the Record Date delivered a Written Consent in lieu of an annual meeting on December 21, 2018, ratifying the appointment of MCG, no further vote, approval or consent of Stockholders is required to approve or authorize this Action No. 2.

3.     ACTION NO. 3: APPROVAL AND RATIFICATION OF THE AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN OF FUSE MEDICAL, INC.

General

On December 13, 2018, the Board approved that certain Amended and Restated 2018 Equity Incentive Plan of the Company, substantially in the form attached hereto as Appendix A (the “2018 Plan”), subject to approval of the Stockholders. The Company believes that the 2018 Plan will help to (a) assist the Company in recruitment and retention of persons with ability and initiative; (b) provide an incentive to such persons to contribute to the growth and success of the Company’s operations by affording such persons equity participation in the Company; and (c) associate the interests of such persons with those of the Company.

Material Differences between the 2017 Plan and 2018 Plan

The 2018 Plan is substantially similar to the 2017 Equity Incentive Plan of Fuse Medical, Inc. (the “2017 Plan”), which the Board adopted on April 5, 2017, as reported in the Company’s Current Report on Form 8-K filed with the SEC on April 6, 2017 (the “April 2017 Form 8-K”).

The material differences between the 2017 Plan and the 2018 Plan are the:

(i)	incorporation of previous amendments to the 2017 Plan, including:

a.

Amendment No. 1, adopted by the Board on September 21, 2017, and reported in the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2017, which increased the number of shares of Common Stock available for issuance to 2,500,000;

b.

Amendment No. 2, adopted by the Board on October 4, 2017, and reported in the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2017, which increased the number of shares of Common Stock available for issuance to 4,500,000;

c.

Amendment No. 3, adopted by the Board on February 15, 2018, and reported in the Company’s Current Report on Form 8-K filed with the SEC on February 23, 2018, which increased the number of shares of Common Stock available for issuance to 6,000,000 and amended the definition of “Plan” to be consistent with the current title of the 2017 Plan;

d.

Amendment No. 4, adopted by the Board on June 28, 2018, and reported in the Company’s Current Report on Form 8-K filed with the SEC on July 5, 2018, which increased the number of shares of Common Stock available for issuance to 8,000,000;

(ii)	increase of the maximum number of shares of Common Stock available for issuance to 10,000,000;

(iii)	implementation of a series of minor stylistic and grammatical changes to clarify the defined terms throughout the 2018 Plan documents;

(iv)	replacement of any references to a year “2017” with the year “2018”; and

(v)	updating the termination date of the 2018 Plan to immediately prior to the tenth (10th) anniversary of the date the 2018 Plan was adopted by the Board.

General Details and Provisions of the 2018 Plan

The 2018 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, performance cash awards, and other stock-based awards (collectively, the “Equity Awards”).

The Board has the sole authority to implement, interpret, or administer the 2018 Plan unless the Board delegates all or any portion of its authority to implement, interpret, or administer the 2018 Plan to a committee of the Board consisting of two or more non-employee Directors that is appointed by the Board (the “Committee”).

The maximum number of shares of Common Stock of the Company, available for issuance under the 2018 Plan is 10,000,000 shares. Any shares of Common Stock granted under the 2018 Plan and subject to Equity Awards that (a) expire, will be forfeited because of a failure to vest or (b) will otherwise terminate without being exercised in full, will return to the 2018 Plan and be available for issuance under the 2018 Plan.

Equity Awards may be granted under the 2018 Plan to our employees, Directors, and consultants (each, an “Eligible Award Recipient”). As of the date of this Information Statement, the Company has 49 employees, 2 non-employee Directors, who may be Eligible Award Recipients, however, those numbers do not include potential consultants who may be an Eligible Award Recipient under the terms of the 2018 Plan or those who may become an Eligible Award Recipient in the future. While our Directors and our executive officers may participate in the 2018 Plan, the amounts and benefits that they may receive from the 2018 Plan, if any, have not been determined and is not currently determinable.

The current market value of the Company’s Common Stock, as of the date of this Information Statement was $0.50 per share.

Stock Options

Certain options to be granted under the 2018 Plan are intended to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), while other options granted under the 2018 Plan will be nonqualified options not intended to qualify as ISOs (the “Nonqualified Options”), either or both as provided in the agreements evidencing the options described.

The Board or the Committee shall have sole and absolute discretionary authority (a) to determine, authorize, and designate those persons pursuant to the 2018 Plan who are to receive options under the Plan, (b) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, (c) to determine the type of option granted (ISO or Nonqualified Option), and (d) to determine other such details concerning the vesting, termination, exercise, transferability, and payment of such options. The Board or Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

The exercise price per share for Common Stock of options granted under the 2018 Plan shall be determined by the Board or Committee, but in no case shall be less than one hundred percent (100%) of the fair market value of the Common Stock (determined in accordance with the 2018 Plan at the time the option is granted), provided that, with respect to ISOs granted to a person who holds ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price per share for Common Stock shall not be less than 110% of the fair market value of the Common Stock and the term of the ISO shall be no more than five (5) years from date of grant. The fair market value of the Common Stock with respect to which ISOs may be exercisable for the first time by any Eligible Award Recipient during any calendar year under all such plans of the Company and its affiliates shall not exceed $100,000, or such other amount provided in Section 422 of the Code.

ISOs under the 2018 Plan may not be transferred except by will or laws of descent and, during the lifetime of the recipient of the ISO, by only be exercised by such recipient. Nonqualified Options may be transferred to a “Permitted Transferee” (as defined in the 2018 Plan) in accordance with the applicable securities laws and regulations and with any stock option agreement. Shares issued pursuant to the exercise of options may be endorsed with a legend restricting their transfer or sale.

Stock Appreciation Rights and Restricted Awards

The Board or the Committee, may, in its sole discretion, grant awards of Common Stock in the form of stock appreciation rights, restricted stock awards, and restricted stock units (collectively, the “Other Awards”). Each agreement for the Other Awards shall be in such form and shall contain such terms and conditions as the Board or the Committee, deems appropriate. The terms and conditions of each agreement for the Other Awards may change from time to time and need not be uniform with respect to Eligible Award Recipients, and the terms and conditions of separate agreements for the Other Awards need not be identical.

Performance Awards

The Board or the Committee, may authorize grants of shares of Common Stock to be awarded upon the achievement of specified performance objectives, through either performance share awards or performance compensation awards (the “Performance Awards”). The Board or Committee will grant Performance Awards upon such terms and conditions as it may determine. Such Performance Awards shall be conferred upon the Eligible Award Recipient upon the achievement of specified performance objectives during a specified performance period, with such objectives being set forth in the grant and including a minimum acceptable level of achievement. Each Performance Award agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee, deems appropriate. The terms and conditions of each Performance Award may change from time to time and need not be uniform with respect to Eligible Award Recipients, and the terms and conditions of separate performance share award agreements need not be identical.

Adjustments

If the Company effects a subdivision or consolidation of shares of capital stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (a) the number, class, and per share price of shares of Common Stock subject to Equity Awards under the 2018 Plan and (b) the number of and class of shares then reserved for issuance under the 2018 Plan and the maximum number of shares for which awards may be granted to an Eligible Award Recipient during a specified time period shall be appropriately and proportionately adjusted.

With respect to ISOs, the Board or Committee will ensure that any adjustments under the 2018 Plan will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Code and in the case of Nonqualified Options, ensure that any adjustments under the 2018 Plan will not constitute a modification of such Nonqualified Options within the meaning of Section 409A of the Code. Any adjustments made under 2018 Plan shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. Further, with respect to Equity Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code.

The Board or the Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Change in Control

In the event of a corporate transaction or a change of control, outstanding stock awards under the 2018 Plan may be assumed, continued, or substituted by the surviving corporation. If the surviving corporation does not assume, continue, or substitute such stock awards, then (a) any Equity Awards that are held by individuals performing services for the Company immediately prior to the effective time of the transaction will become fully vested and exercisable and will be terminated if not exercised prior to the effective date of the transaction, and (b) all other outstanding Equity Awards will be terminated if not exercised on or prior to the effective date of the transaction.

2018 Plan Amendment or Termination

To the extent required by applicable law or regulation, and except as otherwise provided in the 2018 Plan, Stockholder approval will be required for any amendment that (a) materially increases the number of shares available for issuance under the 2018 Plan, (b) materially expands the class of individuals eligible to receive stock awards under the 2018 Plan, (c) materially increases the benefits accruing to the participants under the 2018 Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the 2018 Plan, (d) materially extends the term of the 2018 Plan, or (e) expands the types of awards available for issuance under the 2018 Plan.

The Board or the Committee may suspend or terminate the 2018 Plan at any time. The 2018 Plan is scheduled to terminate immediately prior to the tenth (10th) anniversary of the date it was adopted by the Board. No rights may be granted under the 2018 Plan while the 2018 Plan is suspended or after it is terminated. The Board or the Committee may amend or modify the 2018 Plan at any time, subject to any required Stockholder approval.

Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any Common Stock, deduct or withhold from any payment pursuant to an Equity Award agreement an amount that is necessary to satisfy any withholding requirement of the Company in which it believes, in good faith, is necessary in connection with U.S. federal, state, local or transfer taxes as a consequence of the issuance or lapse of restrictions on such Common Stock.

Options. An individual who receives a grant of options (an “optionee”) will generally not recognize any taxable income on the date Nonqualified Options are granted pursuant to the 2018 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which Nonqualified Options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and the Company must comply with applicable tax withholding requirements. ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422 of the Code, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

The foregoing description is subject to, and qualified in its entirety by, the 2018 Plan, which is attached to this Information Statement as Appendix A.

Action

On December 21, 2018 the Majority Stockholders ratified the 2018 Plan by the Written Consent in lieu of an annual meeting.

Effective Date

The ratification of the 2018 Plan will be effective forty (40) calendar days after the date this Information Statement is made available to Stockholders.

Vote Required; Manner of Approval

The ratification of the 2018 Plan, requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of Stockholders. Section 228 of the DGCL and Article I, Section 10 of the Bylaws permit any corporate action, upon which a vote of Stockholders is required or permitted, to be taken without a meeting, provided that written consents are received from Stockholders holding at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Accordingly, the ratification of the 2018 Plan, may be effected by a written consent executed by Stockholders representing at least a majority of our outstanding stock entitled to vote. Since holders of 83.86% of our Common Stock on the Record Date delivered a Written Consent in lieu of an annual meeting on December 21, 2018, ratifying the 2018 Plan, no further vote, approval or consent of Stockholders is required to approve or authorize this Action No. 3.

C.     DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

1.     DIRECTORS AND EXECUTIVE OFFICERS

Our Board is currently comprised of five (5) Directors. Our Bylaws provide for not less than one (1) Director, and the number of Directors may be determined from time to time by action of the Board.

The names and ages of our Directors and executive officers are set forth below. All Directors are elected annually by the Stockholders to serve until the next annual meeting of the Stockholders or until their respective successors are duly elected and qualified, or until the earlier of their resignation, death or removal. the Company’s officers are elected by the Board.

Name	Age	Position
Renato V. Bosita, Jr. MD	47	Independent Director
Mark W. Brooks	53	Chairman of the Board, President and Director
Ricky Raj S. Kalra MD	37	Independent Director
William E. McLaughlin III	55	Chief Financial Officer, Treasurer and Director
Christopher C. Reeg	55	Chief Executive Officer, Secretary and Director

Renato V. Bosita Jr. MD has served as an independent member of our Board since his appointment on August 1, 2017. Dr. Bosita is a spine fellowship-trained orthopedic surgeon based in Plano, Texas. He attended Stanford University where he received a degree in biological sciences in 1992. He then attended the University of Chicago Pritzker School of Medicine and completed his residency in orthopedic surgery at Loyola University Medical Center. While a resident at Loyola University Medical Center in 2001, Dr. Bosita earned a Master of Business Administration degree from the Northwestern University J. L. Kellogg Graduate School of Management. Dr. Bosita completed his spine fellowship at University Hospitals of Cleveland in 2002. Dr. Bosita currently practices as a spine surgeon at Texas Back Institute, headquartered in Plano, Texas. Additionally, Dr. Bosita is the Chairman of the Board of Managers for Texas Health Presbyterian Hospital of Rockwall and he is also member of its finance committee. Dr. Bosita was appointed to the Board for his experience in the healthcare industry and business acumen.

Mark W. Brooks has served as our Director and Chairman of the Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Brooks to the additional role as President. Prior to the acquisition by us of all of the outstanding membership interest of CPM, Mr. Brooks served as the Chief Executive Officer of CPM, a privately-owned national distributor of medical devices and regenerative tissue. Prior to forming CPM in 2002, Mr. Brooks partnered with Mr. Reeg during the formation and growth of Home Health, a durable medical equipment provider contracting with acute home health agencies and hospitals in several states. In 1996, Messrs. Brooks and Reeg sold Home Health to predecessor companies of Tenet Healthcare Corporation. Having successfully served as Chief Executive Officer of a national distributor of medical devices, Mr. Brooks brings considerable expertise in the strategic management and growth of medical device distribution to our Board.

Ricky Raj S. Kalra MD has served as an independent member of our Board since his appointment on July 13, 2017. Dr. Kalra is a spine fellowship-trained neurosurgeon based in Dallas, Texas. He attended Rice University where he received a degree in economics. He also attended London School of Economics as a Hansard Scholar. Dr. Kalra worked at Merrill Lynch in its investment banking group as an Energy and Power analyst after his undergraduate education. He then attended Washington University School of Medicine in Saint Louis finishing in 2009 and completed his neurosurgery residency at the University of Utah in 2016. As part of his spine fellowship in 2015, Dr. Kalra trained in Germany under Dr. Rudolf Beisse. Dr. Kalra has published more than twenty (20) scientific articles and book chapters and has received the Preuss award by the Congress of Neurological Surgeons for his research in brain tumors. Dr. Kalra was appointed to the Board for his financial acumen as well as experience in healthcare.

William E. McLaughlin III has served as a member of our Board since December 19, 2016, as Interim Chief Financial Officer from March 31, 2017, until January 18, 2018, when our Board appointed Mr. McLaughlin, to his current position of Chief Financial Officer and Treasurer. Mr. McLaughlin, 55, was elected as a member of our Board on December 19, 2016. Mr. McLaughlin is a Certified Public Accountant licensed in the State of Texas and has over 26 years of experience in accounting and financial reporting for private and large public companies traded on the New York Stock Exchange and NASDAQ in addition to his work for “big-four” public accounting firms. Mr. McLaughlin also serves as Chief Financial Officer of the Company’s wholly-owned subsidiaries, CPM and Maxim, positions he has held since 2014 and 2018, respectively. Mr. McLaughlin joined CPM as Vice President Finance, Controller in 2013. From 2006 until he joined CPM, Mr. McLaughlin served as Vice President Finance, Controller for Caris Life Sciences, Inc., a $180 million international, anatomic pathology, and molecular biotechnology laboratories and multi-state physician practices enterprise. Having over 26 years of experience in accounting and financial reporting for private and public companies, Mr. McLaughlin brings considerable financial expertise to our Board.

Christopher C. Reeg has served as our Chief Executive Officer and a member of our Board since December 19, 2016. Effective January 18, 2018, our Board appointed Mr. Reeg to the additional role as Secretary. Mr. Reeg has also served as the Chief Executive Officer of CPM since 2017 and Maxim since 2018. Mr. Reeg founded Maxim in 2011 and served as its President until we acquired Maxim in August 2018. Mr. Reeg led the design, development, and successful commercialization of a spinal implant that received FDA approval in 2013 and is currently manufactured and distributed by Fuse. Prior to forming Maxim, Mr. Reeg founded LMI Ortho, a distributor of spine and orthopedic implants purchased from domestic and international manufacturers and suppliers. While at LMI Ortho, Mr. Reeg acquired importation rights for a total joint orthopedic portfolio. Working with surgeons in the United States, Mr. Reeg expanded implant product lines and developed effective growth strategies based on design and market intelligence. Before entering the orthopedic industry with LMI Ortho in 1996, Mr. Reeg formed Spectramed, Inc., a multi-state home respiratory company where he served as its President until the sale of Spectramed, Inc., to a national healthcare company in 2001. Having founded two (2) medical implant manufacturing and distributing companies and served as an executive officer in those companies, Mr. Reeg brings significant experience and knowledge regarding how to successfully navigate the medical device industry.

Family Relationships

There are no family relationships among our existing Directors or officers.

Legal Proceedings

We know of no pending proceedings to which any Director, executive officer, or affiliate is either a party adverse to us, or our subsidiaries, or has a material interest adverse to us or our subsidiaries. None of our executive officers or Directors have (i) been involved in any bankruptcy proceedings within the last ten (10) years, (ii) been convicted in or has pending any criminal proceedings (other than traffic violations and other minor offenses), (iii) been subject to any order, judgment, or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) been found to have violated any federal, state, or provincial securities or commodities law and such finding has not been reversed, suspended or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and Directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Officers, Directors, and greater than ten percent (10%) stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports that they file.

We believe that, during the year ending December 31, 2018 and as of the date of this Information Statement, our Directors, executive officers, and ten percent (10%) Stockholders complied with all Section 16(a) filing requirements, except for the following:

•	A late Form 4/A report was filed for Mr. Reeg on November 27, 2018, to report the acquisition by RMI of 72,139 shares of Common Stock that occurred on October 4, 2018.

•	A late Form 4/A report was filed for RMI on November 27, 2018, to report the acquisition by RMI of 72,139 shares of Common Stock that occurred on October 4, 2018.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our Directors, executive officers, and Stockholders holding ten percent (10%) of our Common Stock.

2.     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Maxim Acquisition

On August 1, 2018 (the “Maxim Closing Date”), the Company completed the acquisition of Maxim (the “Maxim Acquisition”) pursuant to that certain Securities Purchase Agreement, dated July 30, 2018 (the “Maxim Purchase Agreement”), by and between the Company, Maxim, RMI, Mr. Amir David Tahernia, an individual (“Tahernia”, together with RMI, the “Sellers”), and Tahernia in his capacity as the representative of the Sellers (the “Sellers Representative”), pursuant to which the Company agreed to purchase all of the outstanding equity securities of Maxim from the Sellers for aggregate consideration of $3,400,000.00 (the “Purchase Price”), as reported in our Current Report on Form 8-K filed with the SEC on August 3, 2018, and amended by Amendment No. 2 on our Current Report on Form 8-K/A filed with the SEC on November 16, 2018. As a portion of the Purchase Price, the Company issued to the Sellers an aggregate 4,210,526 shares of its Common Stock, at an agreed-upon value of $0.76 per share of Common Stock, which was equal to the 30-day volume-weighted average price (“VWAP”) of the Common Stock as of three (3) business days prior to the Maxim Closing Date. The remaining 13,158 shares of Common Stock constituting the Purchase Price are to be issued at the direction of RMI.

On September 27, 2018, the Company and the Sellers Representative agreed that the payment due to Sellers in accordance with Section 1.4 (Post-Closing Adjustment) of the Purchase Agreement was $81,757.23 (the “Purchase Price Adjustment”). To pay the Purchase Price Adjustment, the Company issued an aggregate of 120,231 restricted shares of its Common Stock to the Sellers on October 4, 2018, at an agreed-upon value of $0.68 per share of Common Stock, which was equal to the 30-day VWAP of the Common Stock as of October 1, 2018.

Lease with 1565 North Central Expressway, LP

We lease an approximately 11,500 square-foot space as our principal executive office from 1565 North Central Expressway, LP (“NCE”), a real estate investment company that is owned and controlled by Brooks. The Company’s lease arrangement includes (1) a lease effective January 1, 2013, acquired pursuant to the acquisition of CPM (the “CPM Acquisition”), as reported on our Current Report on Form 8-K filed with the SEC on January 5, 2018 and amended by Amendment No. 1 on Current Report on Form 8-K/A filed with the SEC on March 13, 2018, and (2) a lease effective July 14, 2017 entered-into to support the Company’s relocation of its Fort Worth, Texas corporate offices to CPM’s executive offices. Both leases terminated December 31, 2017, with month-to-month renewals. For the fiscal year 2018 and as of December 21, 2018, the Company has paid approximately $168,000 to NCE.

AmBio Contract

The Company engaged AmBio Staffing, LLC (“AmBio”), a Texas-licensed professional employment organization, to provide payroll processing, employee benefit administration, and related human capital services effective January 1, 2017. Brooks owns and controls AmBio. AmBio operations support approximately 70 full time equivalents (“FTE”). Of those 70 FTEs, 49 FTEs directly support the Company, 14 FTEs support the operations of other companies and the Company shares 7 FTEs with other companies.

As of December 31, 2017, (a) we had balances due to AmBio of approximately $112,000 and (b) we paid $162,000 of fees to AmBio for its services.

For the fiscal year 2018 and as of December 21, 2018, the Company (a) had balances due to AmBio of approximately $0.00 and (b) paid $215,000 of fees to AmBio for its services.

Operations

Historically, the Company conducts various related-party transactions with entities that are owned by or affiliated with Brooks and Reeg. These transactions are based on wholesale contractual agreements, that the Company’s management believes such transactions are on terms and conditions substantially similar to other third-party contractual arrangements. As described more fully below, these transactions include selling and purchasing of inventory on wholesale basis, commissions earned and paid, and shared-service fee arrangements.

MedUSA Group, LLC

MedUSA Group, LLC (“MedUSA”) is a sub-distributor owned and controlled by Brooks and Reeg.

During the year ended December 31, 2017, (a) we had net sales of approximately $5,054,000 to MedUSA for products used in surgical cases; (b) we incurred commission expense of approximately $962,000 to MedUSA for services provided to us in surgical cases; and (c) we had balances due from MedUSA of approximately $1,684,000 included in accounts receivable.

For the fiscal year 2018 and as of December 21, 2018, (a) we had net sales of approximately $2,065,000 to MedUSA for products used in surgical cases; (b) we incurred commission expense of approximately $2,139,000 to MedUSA for services provided to us in surgical cases; and (c) we had balances due from MedUSA of approximately $307,000 included in accounts receivable.

Texas Overlord, LLC

Texas Overlord, LLC (“Overlord”) is an investment holding company owned and controlled by Brooks. For the fiscal year 2018 and as of December 21, 2018, the Company had purchased approximately $547,000 in orthopedic implants and instruments from Overlord.

During the year ended December 31, 2017, (a) we had net sales of approximately $1,953,000, to Overlord for products used in surgical cases; (b) we incurred commission expense of approximately $101,000 to Overlord for services provided to us in surgical cases; and (c) we had balances due from Overlord of approximately $444,000 included in accounts receivable.

For the fiscal year 2018 and as of December 21, 2018, (a) we had net sales of approximately $0.00, to Overlord for products used in surgical cases; (b) we incurred commission expense of approximately $635,000 to Overlord for services provided to us in surgical cases; and (c) we had balances due from Overlord of approximately $0.00 included in accounts receivable.

N.B.M.J., Inc.

N.B.M.J., Inc. (“NBMJ”) is a durable medical equipment distributor and a wound care distributor owned and controlled by Brooks.

During the year ended December 31, 2017, (a) we had net sales of approximately $162,000 to NBMJ for product used in surgical cases; (b) we incurred commission expense of approximately $0.00 to NBMJ for services provided to us in surgical cases; and (c) we had balances due from NBMJ of approximately $0.00 included in accounts receivable.

For the fiscal year 2018 and as of December 21, 2018, (a) we had net sales of approximately $352,000 to NBMJ for product used in surgical cases; (b) we incurred commission expense of approximately $0.00 to NBMJ for services provided to us in surgical cases; and (c) we had balances due from NBMJ of approximately $157,000 included in accounts receivable.

Maxim

Maxim is a contract manufacturer and distributor of spinal implants and related instrumentation.

On the Maxim Closing Date, the Company completed the Maxim Acquisition pursuant to the Maxim Purchase Agreement. Prior to the Maxim Closing Date, Reeg owned sixty percent (60%) of Maxim and served as its President.

During the year ending December 31, 2017, (a) we had net sales of approximately $202,000 to Maxim for product used in surgical cases; (b) we purchased approximately $596,000 from Maxim; (c) we had a balance due from Maxim of approximately $50,000, included in accounts receivable; and (d) we had a balance due to Maxim of approximately $93,000, included in accounts payable.

During the seven months ended July 31, 2018, the Company sold products to Maxim in the amounts of approximately $173,000; and purchased approximately purchased approximately $286,000 in surgical spinal implants and instruments from Maxim. For the seven months ended July 31, 2018, the Company earned approximately $11,000 pursuant to the Company’s shared services and sublease agreements with Maxim. Pursuant to the Maxim Acquisition, these agreements terminated as of the Maxim Closing Date.

Sintu, LLC

Sintu, LLC (“Sintu”) is a sub-distributor owned and controlled by Brooks.

During the year ended December 31, 2017, we incurred commission expense of approximately $1,114,000 to Sintu for services performed in surgical cases.

For the fiscal year 2018 and as of December 21, 2018, we incurred commission costs of approximately $860,000 to Sintu for services provided in surgical cases.

3.     CORPORATE GOVERNANCE

We do not believe that with the current size of our Company, it is necessary for us to have a separately-designated audit committee, therefore our entire Board serves as the audit committee. William E. McLaughlin III serves as our “audit committee financial expert,” as such term is defined under the rules promulgated under the Exchange Act. Mr. McLaughlin meets the requirements of serving as out “audit committee financial expert” from his extensive background in accounting and financial reporting for both private and large public companies. Please see “Directors and Executive Officers” on page 13 of this Information Statement for more information.

We are not required to have and currently do not have a compensation committee. We do not believe it is necessary for our Board to appoint a compensation committee because the volume of compensation matters that will come before our Board for consideration is minimal and permits our entire Board to give sufficient time and attention to such matters to be involved in all decision making.

Our entire Board participates in matters related to executive officer and Director compensation. Our Board will consider the recommendations of our Chief Executive Officer when determining compensation for our other executive officers. Our Chief Executive Officer has no role in determining his own compensation. We have not paid fees to or engaged any compensation consultants.

We are also not required to have and do not have a nominating committee. Given the limited scope of our operations, our Board believes appointing a nominating committee would be premature and of little assistance until our business operations are at a more advanced level.

We have not made any material changes to the procedures to which the security holders may recommend nominees to the Board.

Board Leadership Structure

Our Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. Currently, our Chairman of the Board is Mark W. Brooks and our Chief Executive Officer is Christopher C. Reeg. Our Board has determined that this current structure, with separate roles for our Chairman of the Board and our Chief Executive Officer is in our best interests and our Stockholders’ best interests at this time. Several factors support the leadership structure chosen by our Board, including, among others:

Our Board believes this governance structure promotes balance between our Board’s independent authority to oversee our business and our Chief Executive Officer and his management team, who manage the business on a day-to-day basis.

The current separation of our Chairman of the Board and our Chief Executive Officer roles allows our Chief Executive Officer to focus his time and energy on operating and managing our Company and leverage the experience and perspectives of our Chairman of the Board.

Board Assessment of Risk

Our Board’s primary function is one of oversight. Our Board has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our Board considers and reviews, with our independent registered public accounting firm and our executive management team, the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and our Board elicits recommendations for the improvements of such procedures where desirable. Members of our executive management team have day-to-day responsibility for risk management and establishing risk management practices and are expected to report matters directly to our entire Board. Members of our executive management team have an open line of communication to our Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and our executive management’s reporting on issues relating to risk management typically occurs through direct communication with our Board as matters requiring attention arise. Members of our executive management team regularly attend portions of our Board meetings, and often discuss the risks related to our business.

Director Independence

We utilize the definition of “independent” set forth in the listing standards of NASDAQ. Currently, we believe that two (2) of our Directors Renato V. Bosita Jr., MD, MBA, and Ricky Raj S. Kalra, MD, are considered independent. All of our other Directors are either executive officers of our Company, 5% beneficial owners of our Company, or both and do not qualify as independent.

Board Meetings and Attendance

During 2017, the Board held 12 number of meetings, including regularly scheduled and special meetings. None of the incumbent Directors attended fewer than seventy-five percent (75%) of the total number of meetings of the Board who during the last full fiscal year held during the period for which such person has been a Director.

The Company does not have a policy with regard to Board members’ attendance at annual meetings of Stockholders. The Stockholders last acted by written consent in lieu of an annual meeting of the Stockholders on June 29, 1999.

Stockholder Communications

Although we do not have a formal policy regarding communications with our Board, Stockholders may communicate with our Board by writing to us at Fuse Medical, Inc., 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attention: Investor Relations, by facsimile (469) 862-3035, or by email at IR@fusemedical.com. Stockholders who would like their submission directed to a specific member of our Board may so specify, and the communication will be forwarded, as appropriate.

D.     COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

This discussion contains forward-looking statements that are based on our current plans and expectations regarding future compensation programs. In place of having a separate compensation committee, which is not required based on the size of our Company, our Board is charged with the responsibility for establishing, implementing, and monitoring adherence to our compensation philosophy and ensuring that our executives and key management personnel are effectively compensated in a manner which is internally equitable. Our Board is also responsible for reviewing the compensation of Directors.

1.     OFFICER COMPENSATION

As of the date of this Information Statement, our Named Executive Officers were:

•	Christopher C. Reeg, Chief Executive Officer

•	William E. McLaughlin, III, Chief Financial Officer; and

•	Mark W. Brooks, President

Christopher C. Reeg has served as our Chief Executive Officer and a member of our Board since December 19, 2016. Mr. Reeg has the highest base salary of our Named Executive Officers, this is due mostly in part for the amount of responsibility and oversight this position requires. Mr. Reeg has an extensive experience and knowledge of the medical device industry and continually proves to be a successful leader.

William E. McLaughlin, III has the second highest base salary of our Named Executive Officers. As Chief Financial Officer, Mr. McLaughlin holds the majority responsibility for the financial well-being of our Company. The responsibility of the position along with Mr. McLaughlin’s extensive financial and accounting background gives reason for his salary.

Mark W. Brooks was appointed to the executive position of President by our Board on January 18, 2018. For the years 2017 and prior, we did not pay Mr. Brooks a base salary, however we did compensate Mr. Brooks through distributions and commissions, which were based on our performance.

2017 Summary Compensation Table for Named Executive Officers

The following information is related to the compensation paid, distributed, or accrued by our Company for 2016 and 2017 to our Named Executive Officers.

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)(1)(7)	Option Awards ($)(f)(1)	Non-Equity Incentive Plan Compen- sation ($)(g)	Non- Qualified Deferred Compen- sation Earnings ($)(h)	All Other Compen- sation ($)(i)(5)	Total ($)(j)
Christopher C. Reeg (2)	2017	$240,000	—	$50,700	—	—	—	$32,164	$322,864
Chief Executive Officer	2016	$240,000	—	—	—	—	—	$27,739	$267,739
William E. McLaughlin III (3)	2017	$161,604	—	$50,700	—	—	—	—	$212,304
Chief Financial Officer	2016	$155,086	$20,000	—	—	—	—	—	$175,086
Mark W. Brooks (4)(6)	2017	—	—	$50,700	—	—	—	$100,833	$151,533
President	2016	—	—	—	—	—	—	—	—

(1)	Amounts reflect the aggregate grant date fair value, without regard to forfeitures, computed in accordance with ASC 718.
(2)	Appointed December 19, 2016, as our Chief Executive Officer. On January 18, 2018, we appointed Mr. Reeg as our Secretary.
(3)	Appointed April 6, 2017, as our Interim Chief Financial Officer. On January 18, 2018, we appointed Mr. McLaughlin as our Chief Financial Officer and Treasurer.
(4)	On January 18, 2018, we appointed Mr. Brooks as our President. Mr. Brooks has served as the Chairman of our Board since December 19, 2016.
(5)	All other compensation consists of commissions we paid to the Named Executive Officer or entity owned and controlled by the Named Executive Officer.
(6)	Our Chairman of our Board and President, Mr. Brooks historically was not paid a salary by our Company. Mr. Brooks did receive compensation through various distributions.
(7)	Stock Awards consists of Restricted Stock Awards (“RSAs”) that were granted to the Named Executive Officers for the services as Directors of the Board.

Narrative Disclosure to 2017 Summary Compensation Table

Compensation Philosophy and Objectives

Our Board’s overall philosophy in terms of executive compensation is to attract, retain, and motivate highly qualified individuals to achieve our business goals and link their interests with shareholder interests. Our compensation plans are designed to motivate and reward employees for achievement of positive business results and to promote and enforce accountability. Our objective is that our executive compensation will reflect the long-term performance of our Common Stock through our equity incentive programs.

Setting Executive Compensation.

Our Board is responsible for establishing and periodically reviewing the compensation of our executive officers and approving all Equity Awards. Our Board periodically reviews the performance of our executive officers and determines whether salary adjustments are necessary or recommended.

Elements of Compensation.

The total compensation program for our executive officers consists of the following:

•	Base Salary;

•	Cash incentive and bonus awards tied to the executive’s and our annual and/or quarterly performance;

•	Long-term incentive compensation, in the form Equity Awards; and

•	Health benefits

Our Board seeks to structure each element of compensation to attract and retain the necessary executive talent, reward annual performance, and provide incentives for both long-term strategic goals and short-term performance. Our Board’s strategy for allocating between currently paid and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our shareholders. Our Company has no formal policy for allocating compensation among the compensation elements described above.

Base Salary

We pay each of our executives a base salary in cash on a bi-weekly basis. This base salary is designed to compensate our executives for the performance of their normal responsibilities, and it is the only component of their compensation that is considered to be fixed rather than variable in nature.

Cash Incentive and Bonus Awards

Cash incentive awards may be paid if we meet or exceed performance goals as determined by our Board for that year. Cash incentive or bonus awards are not required to be given to the executives and are recommended and approved solely at the discretion of our Board.

Long- Term Incentive Compensation

We have the power to provide compensation to our executives based on the value of and changes in the value of our Common Stock. Our 2017 Plan, which we filed with the SEC as Exhibit 99.2 to the April 2017 Form 8-K, authorizes the Board to grant stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock awards to our management employees. In 2017, we granted all three of our Named Executive Officers two separate RSAs, the material terms of which are governed by the 2017 Plan, filed in our April 2017 Form 8-K. However, the equity compensation was granted to our executives as compensation for their services as members of our Board. The RSAs for these executives are as follows:

•	Christopher C. Reeg; Chief Executive Officer

o	65,000 shares of restricted Common Stock granted on September 21, 2017

o	188,500 shared of restricted Common Stock granted on December 14, 2017

•	William E. McLaughlin; Chief Financial Officer

o	65,000 shares of restricted Common Stock granted on September 21, 2017

o	188,500 shared of restricted Common Stock granted on December 14, 2017

•	Mark W. Brooks; President

o	65,000 shares of restricted Common Stock granted on September 21, 2017

o	188,500 shared of restricted Common Stock granted on December 14, 2017

Please see “Outstanding Awards at End of Most Recent Fiscal Year” on page 21 of this Information Statement for a tabular presentation of the RSAs.

Upon the effectiveness of the Written Consent in lieu of an annual meeting, the 2017 Plan will be replaced by the 2018 Plan of the Company, which is substantially similar to the 2017 Plan. Please see “Action No. 3: Approval and Ratification of the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc.” on page 9 of this Information Statement for more information.

Provisions of Termination or Change-In-Control

In the event of a change-in-control of our Company, NC 143 would receive earn-out payments pursuant to the terms of the CPM Acquisition.

Other Executive Compensation Arrangements

None.

Outstanding Awards at End of Most Recent Fiscal Year

The following information is descriptive of option awards and stock awards of Common Stock granted to our Named Executive Officer that had not vested as of December 31, 2017.

	Option Awards					Stock Awards
Name and Principal Position (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)(1)	Market value of shares or units of stock that have not vested (#) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Christopher C. Reeg Chief Executive Officer	—	—	—	—	—	253,500.00	$50,700.00	—	—
William E. McLaughlin, III Chief Financial Officer	—	—	—	—	—	253,500.00	50,700.00	—	—
Mark W. Brooks President	—	—	—	—	—	253,500.00	$50,700.00	—	—

(1)

Each of the Named Executive Officers have two (2) RSAs; (i) 65,000 Shares granted on September 21, 2017 with a 12-month vest from the date of grant; (ii) 188,500 shares granted on December 14, 2017 with a 9-month vest from the date of grant.

2.     DIRECTOR COMPENSATION

The following discussion and analysis of our compensation arrangements with our Directors should be read together with the compensation tables and related disclosures set forth elsewhere in this Information Statement. Please note that this disclosure excludes our other three (3) Directors who also serve as Named Executive Officers to our Company.

Please see the “2017 Summary Compensation Table for Named Executive Officers” and its accompanying narrative disclosure on page 19 of this Information Statement for information about the compensation those executive officers received in their capacities as Directors.

Our independent Directors (the “Independent Directors”) for the year ended December 31, 2017 were:

•	Ricky Raj S. Kalra, MD

•	Renato V. Bosita Jr., MD

Please see “Director Independence” on page 18 of this Information Statement for more information on how we define “Independent Director.”

2017 Summary Compensation Table for Directors

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)(1)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)(f)	All Other Compen- sation ($)(g)(4)	Total ($)(j)
Ricky Raj S. Kalra MD (2)	—	$830,700	—	—	—	$10,000	$840,700
Renato V. Bosita Jr. MD (3)	—	$830,700	—	—	—	—	$830,700

(1)	Amounts reflect the aggregate grant date fair value, without regard to forfeitures, computed in accordance with ASC 718.
(2)

Director has three (3) RSAs; (i) 65,000 shares granted on September 21, 2017 with a 12-month vest from the date of grant; (ii) 188,500 shares granted on December 14, 2017 with a 9-month vest from the date of grant; (iii) 1,000,000 shares granted on December 14, 2017 will vest on the earlier of a change-in-control or our Company’s listing on a national exchange.

(3)

Director has three (3) RSAs; (i) 65,000 shares granted on September 21, 2017 with a 12-month vest from the date of grant; (ii) 188,500 shares granted on December 14, 2017 with a 9-month vest from the date of grant; (iii) 1,000,000 shares granted on December 14, 2017 will vest on the earlier of a change-in-control or our Company’s listing on a national exchange.

(4)	All other compensation consists of services provided to the Board in connection with an independent special committee.

Narrative Disclosure to 2017 Summary Compensation Table for Directors

Standard compensation arrangements consist of stock awards issued to all five (5) Directors of the Board. The two (2) Independent Directors listed in the table above received an additional stock award for our Company achieving milestone targets. Independent Directors who participate on a special committee of the Board received a one-time cash payment.

Compensation Philosophy

Our Board receives comparative market data and recommendations regarding the structure of our non-management Director compensation and the amounts paid through either cash-incentives or Equity Awards to our non-management Directors. As of the year ending December 31, 2017 our Board does not pay Independent Directors a retainer in the form of cash compensation.

Special Committee Compensation

Upon the formation of a special committee to address a specific issue, our Board determines the amount of an annual retainer that should be paid to the special committee members based upon the amount of time and effort we expect those individuals will spend as a member of that special committee. In 2017, we compensated Director Ricky Raj S. Kalra, MD, $10,000, for the extra time and services that he gave while serving as the leader Director of a special committee specifically for the independent input on the CPM Acquisition.

Equity Incentive Compensation

We have the power to provide compensation to both our management and non-management-based Directors on the value of and changes in the value of our Common Stock. The 2017 Plan authorizes the Board to grant stock options, restricted stock, restricted stock units, stock appreciation rights, and other stock awards to the members of our Board. In 2017, we granted both the Independent Directors three separate RSAs, the material terms of which are governed by the 2017 Plan. Two of those RSAs, which we granted to all members of our Board, were for general compensation. One of those RSAs, which we granted to both the Independent Directors, was for special services to the Board. The RSAs for the Independent Directors are as follows:

•	Ricky Raj S. Kalra, MD

o	65,000 shares of restricted Common Stock granted on September 21, 2017;

o	188,500 shares of restricted Common Stock granted on December 14, 2017; and

o

1,000,000 shares of restricted Common Stock granted on September 21, 2017, this award is subject to our Company achieving certain milestones and will only vest upon the earlier of a change-in-control of our Company, or our Company being listed on a national securities exchange

•	Renato V. Bosita, Jr., MD

o	65,000 shares of restricted Common Stock granted on September 21, 2017;

o	188,500 shares of restricted Common Stock granted on December 14, 2017; and

o

1,000,000 shares of restricted Common Stock granted on September 21, 2017, this award is subject to our Company achieving certain milestones and will only vest upon the earlier of a change-in-control of our Company, or our Company being listed on a national securities exchange

Upon the effectiveness of the Written Consent in lieu of an annual meeting, the 2017 Plan will be replaced by the 2018 Plan of the Company, which is substantially similar to the 2017 Plan. Please see “Action No. 3: Approval and Ratification of the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc.” on page 9 of this Information Statement for more information.

E.     PRINCIPAL ACCOUNTANT SERVICES AND FEES

Our Board pre-approves audit and permissible non-audit services performed by our Independent Accountants, as well as the fees charged for such services. All of the services related to audit fees and audit-related fees charged by our Independent Accountants, if any, were pre-approved by our Board.

For more information on the selection of our Independent Accountants, please see “Action No. 3: Ratification of Appointment of Independent Accountants” on page 7 of this Information Statement.

The following table shows the fees for the years ended December 31, 2017 and 2016.

Item	2017	2016
Audit Fees(1)(2)(3)	$151,750	$38,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$151,750	$38,000

(1)

Audit fees consisted principally of services related to our assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our annual and quarterly financial statements as well as the review of our registration statements. We engaged MCG and Weinberg for 2017 and 2016, respectively.

(2)	The audit fees for 2017 include a one-time cost associated with the CPM Acquisition.
(3)	We paid no fees to LaPorte.

F.     OTHER MATTERS

You should rely on the information contained in this Information Statement to vote on the proposals herein. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in the Information Statement is accurate as of any date other than the date of this Information Statement. The mailing of this Information Statement to our Stockholders shall not create any implication to the contrary.

If you have any questions regarding the information discussed in this Information Statement or if you would like additional copies of this Information Statement, you should contact us at 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attn: Investor Relations.

G.     ADDITIONAL INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (http://www.sec.gov). A copy of our 2017 Annual Report is available by request (as noted below) or on our website http://www.fusemedical.com/investors, and is incorporated herein by reference. We also provide a list of the Company’s filings that we have referred to in this Information Statement that have been or may be incorporated by reference herein:

(i)	Current Report on Form 8-K filed with the SEC on April 6, 2017;

(ii)	Current Report on Form 8-K filed with the SEC on November 6, 2017;

(iii)	Current Report on Form 8-K filed with the SEC on November 21, 2017;

(iv)	Current Report on Form 8-K, filed January 5, 2018 and amended by Amendment No. 1 on Current Report on Form 8-K/A, filed with the SEC on March 13, 2018;

(v)	Current Report on Form 8-K filed with the SEC on January 11, 2018;

(vi)	Current Report on Form 8-K filed with the SEC on February 23, 2018;

(vii)	Annual Report on Form 10-K for the fiscal year ended December 31, 2017, was filed with the SEC on April 6, 2018, and amended by Amendment No. 1 on Form 10-K/A on September 21, 2018;

(viii)	Current Report on Form 8-K filed with the SEC on July 5, 2018; and

(ix)	Current Report on Form 8-K filed with the SEC on August 3, 2018 and amended by Amendment No. 2 on our Current Report on Form 8-K/A filed with the SEC on November 16, 2018.

The Company will provide, without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all documents referred to above that have been or may be incorporated by reference herein, if any. Copies of such documents are available, without charge, upon written request to 1565 North Central Expressway, Suite 220, Richardson, TX 75080, Attn: Investor Relations or IR@fusemedical.com, or by telephone at (469)862-3030.

H. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address, unless we received contrary instructions from one or more of the security holders at such address. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by requesting one online at www.investorelections.com/fzmd, by calling us at (866) 648-8133, or by emailing* us at paper@investoreelections.com.+ A security holder may utilize the same website, telephone number, or email to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of the Company.

By Order of the Board of Directors of Fuse Medical, Inc.,

/s/ Christopher C. Reeg
Christopher C. Reeg Chief Executive Officer and Director (Principal Executive Officer)

December 31, 2018

*If requesting materials by email, please send a blank e-mail with the 12-digit control number, which is located on the Notice you received, in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting the materials.

+These methods to contact the Company will only be accessible until December 31, 2019. After that date, you may contact the Company via mail at 1565 North Central Expressway, Suite 220 Richardson, TX 75080, Attn: Investor Relations, via email at IR@fusemedical.com, or via phone at (469) 892-3030 to request materials.

APPENDIX A

Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc.

(attached)

AMENDED AND RESTATED

2018 EQUITY INCENTIVE PLAN

OF FUSE MEDICAL, INC.

Purpose; Eligibility.

General Purpose. The name of this plan is the Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc. (the “Plan”) The purposes of the Plan are to (a) enable Fuse Medical, Inc. (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.

Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means with respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the indictment or commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal healthcare or securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Beneficial Owner of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of Options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly is a Beneficial Owner of sufficient voting securities eligible to elect a majority of the members of its board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

“Deferred Stock Units” has the meaning set forth in Section 7.2(b)(i) hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a Director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, or the Over-the Counter (“OTC”) markets as quoted on the OTC Markets designated as OTC Pink Current Information. Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.

“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total shareholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; and (v) completion of acquisitions or business expansion.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary, unusual or infrequently occurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or an employee of the Optionholder), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this Amended and Restated 2018 Equity Incentive Plan of Fuse Medical, Inc.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

Administration.

Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

to construe and interpret the Plan and apply its provisions;

to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;

to determine when Awards are to be granted under the Plan and the applicable Grant Date;

from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

to determine the number of shares of Common Stock to be made subject to each Award;

to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;

to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term Committee shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without Cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

Shares Subject to the Plan.

Subject to adjustment in accordance with Section 11, a total of 10,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan; provided, however, that Incentive Stock Options granted to any single individual in a calendar year may not exceed $100,000 in Fair Market Value. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than may be granted in accordance with Applicable Law. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count toward the individual share limit set forth in this Section 4.

Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

Eligibility.

Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another Option in a manner satisfying the provisions of Section 424(a) of the Code.

Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another Option in a manner satisfying the provisions of Section 409A of the Code.

Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an engagement or the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

Provisions of Awards Other Than Options.

Stock Appreciation Rights.

General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option (“Related Rights”) granted under the Plan.

Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

Restricted Awards.

General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

Restricted Stock and Restricted Stock Units. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

Restrictions.

Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(i) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

Performance Share Awards.

Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold Performance Goal(s) have been achieved.

Performance Compensation Awards.

General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.

Payment of Performance Compensation Awards.

Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.

Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.

Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.

Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 100,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $50,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.

Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

Miscellaneous.

Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Effect of Change in Control.

Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

With respect to Performance Compensation Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

Amendment of the Plan and Awards.

Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive Officers.

Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

General Provisions.

Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without shareholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.

Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

Expenses. The costs of administering the Plan shall be paid by the Company.

Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

Termination or Suspension of the Plan. The Plan shall terminate automatically on December 13, 2028. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s shareholders at the first shareholder meeting that occurs in the fifth year following the year in which the Plan was last approved by shareholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such shareholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

Choice of Law. The law of the State of Texas shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board on _______________, 2018.

As approved by a majority of the shareholders of Fuse Medical, Inc. on _______________, 20__.